                                                                     Exhibit 4.1


                                [COMPANY LOGO]

           NUMBER                                               SHARES

        COMMON STOCK                                      SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS
                                                          CUSIP 44980X 10 9

                           IPG PHOTONICS CORPORATION

                  THIS CERTIFIED that _______ is the owner of

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER
                                   SHARE, OF

                           IPG PHOTONICS CORPORATION

transferable only on the books of the Corporation by the holders hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by this Agent and Registrar.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


Dated

                                                   Authorized Signature

/s/ Dr. Valentin P. Gapontsev [Company Seal]       /s/ Angelo P. Lopresti
Chairman of the Board and                          Secretary
Chief Executive Officer


COUNTERSIGNED
        CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                JERSEY CITY, NEW JERSEY         TRANSFER AGENT
                                                AND REGISTRAR

                           IPG PHOTONICS CORPORATION

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences, and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT--________Custodian_________
TEN ENT - as tenants of the entities
OT TEN - as joint tenants with right of survivorship    Other Uniform Gifts to Minors
         and not as tenants in common
                                                        -----------------------------

Additional abbreviations may also be used though not in above list.

FOR VALUE RECEIVED ________________ hereby sell, assign and transfer into


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
---------------------------------------


--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated
     ----------------------------------

                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Signature Guaranteed

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE CONTINENTAL STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, MIDWEST STOCK EXCHANGE OR BOSTON STOCK EXCHANGE